Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
October 21, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	32-34	71	12/31/10	Inspections for 14 days in October at zero dayrate
2	Hercules 150	150’ — ILC, TD	GOM	Phoenix	32-35	22	11/12/10
				LLOG	33-35	21	12/03/10
				Apache	33-35	21	12/24/10
3	Hercules 173	173’ — MC, TD	GOM	Chevron	32-34	71	12/31/10
4	Hercules 200	200’ — MC, TD	GOM	Apache	33-35	21	11/11/10
5	Hercules 201	200’ — MC, TD	GOM	Ready Stacked			10/27/10
				Hall Houston	31-33	25	11/21/10
6	Hercules 202	200’ — MC, TD	GOM	W&T Offshore	31-33	11	11/01/10
7	Hercules 204	200’ — MC, TD	GOM	Energy XXI	36-38	30	11/20/10
8	Hercules 205	200’ — MC, TD	GOM	MCX	34-36	27	11/17/10	Inspections for 7 days in November at zero dayrate
				Tana	34-36	28	12/15/10
9	Hercules 251	250’ — MS, TD	GOM	ADTI/Phoenix	32-34	34	11/24/10	Contract commenced October 14
10	Hercules 253	250’ — MS, TD	GOM	ADTI/Contango	30-32	27	11/17/10	Contract commenced September 23
11	Hercules 350	350’ — ILC, TD	GOM	Chevron	69-71	71	12/31/10

					Average	44	days
12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09
20	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09
21	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
22	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
23	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09
24	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09
25	Hercules 257	250’ — MS, TD	GOM	Cold Stacked 07/10

Hercules Offshore
Monthly Rig Fleet Status Report
as of
October 21, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170' — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150' — ILC, TD	Gabon	En Route				En route to Bahrain from Gabon for warm stacking
3	Hercules 185	150' — ILC, TD	Gabon	Angola Drilling Company Ltd	149-151	n/a	01/07/11
Remains on standby dayrate in the $145-150K range. Contract with ADC currently does not meet our revenue recognition criteria due to uncertainty surrounding collectability. LOI signed with Cabinda Gulf Oil Company LTD. (CABGOC), a wholly-owned subsidiary of Chevron, in Angola at dayrate of $59-61K expected to commence by January 1, 2011.

4	Platform 3	Platform, TD	Mexico	PEMEX	54-56	182	04/21/11
5	Hercules 258	250' — MS, TD	India	ONGC	109-111	226	06/04/11	Underwater inspections for 7 days rescheduled to October at zero dayrate
6	Hercules 260	250' — ILC, TD	India	ONGC	142-144	160	03/30/11
7	Hercules 208	200' — MC, TD	Malaysia	Murphy	109-111	309	08/26/11
8	Hercules 261	250' — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	344	09/30/11
9	Hercules 262	250' — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	344	09/30/11
					Average	174	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
October 21, 2010

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Energy Partners Ltd.	20-22	26	11/16/10
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Gulf South Operators	17-19	18	11/08/10
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	25-27	72	01/01/11
					Average	39	days
4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
September 30, 2010

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	2	2	$23,703	60	100%
170-215	4	4	13,216	120	100%
140-150	6	6	8,512	143	79%	One vessel in drydock in September and four vessels in drydock in October
120-130	14	13	6,368	331	85%	Three vessels in drydock in September and one vessel in drydock in October
105	15	13	4,954	381	98%	One vessel in drydock in October

Sub-total/Average	41	38	$7,943	1,035	91%

International
230-260	2	2	$46,980	55	92%
170-215	7	7	33,618	116	55%	Two vessels in drydock in September and October
140-150	4	4	15,610	83	69%	Two vessels in drydock in September one vessel in drydock in October
120-130	7	7	12,060	158	75%
105	4	3	-	-	0%

Sub-total/Average	24	23	$23,507	412	60%

Total/Average	65	61	$12,374	1,447	79%

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the regulatory uncertainty in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.